                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report October 13, 1998
               ----------------


                              PNB FINANCIAL GROUP
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


        California                  2-78580                95-3847640
  ----------------------        -----------------       ----------------
 (State of Incorporation)     (Commission File No.)    (I.R.S. Employer
                                                       Identification No.)




                              4665 MacArthur Court
                            Newport Beach, Ca. 92660
                               -----------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code (949) 851-1033
                                                   --------------



________________________________________________________________________________
         (Former name or former address, if changed since last report)

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Item 5. Other Events
--------------------

On October 12, the Registrant issued a press release announcing third quarter earnings. A copy of the press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit No.              Description

99.1                     Press Release issued October 12, 1998
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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereon as duly authorized.


DATED: October 13, 1998                  PNB FINANCIAL GROUP,
                                         a California corporation


                                         By:  /s/ Doug L. Heller
                                         -------------------------------------
                                         Doug L. Heller
                                         Chief Financial Officer